Sub-Item 77Q1(a)

                                AMENDMENT NO. 16
                           TO THE AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

          This Amendment No. 16 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (Invesco Equity Funds) (the "Trust") amends, effective December 1, 2011, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to remove the following series portfolios: Invesco Large Cap Basic Value Fund and Invesco Large Cap Growth Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 1, 2011.

                                         By: /s/ John M. Zerr
                                             --------------------------
                                             Name:  John M. Zerr
                                             Title: Senior Vice President

                                   EXHIBIT 1

                                   "SCHEDULE A
                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
---------------------------------------       --------------------------------
Invesco Capital Development Fund              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

Invesco Charter Fund                          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Constellation Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Disciplined Equity Fund               Class Y Shares

Invesco Diversified Dividend Fund             Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

Invesco Summit Fund                           Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class P Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares"